UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21897

Manager Directed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas J. Neilson, President
Manager Directed Portfolios
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 287-3101
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2017

Date of reporting period:  June 30, 2017

Item 1. Reports to Stockholders.

Hood River Small-Cap Growth Fund

Annual Report
June 30, 2017

Hood River Small-Cap Growth Fund

Table of Contents

Letter to Shareholders	3
Investment Highlights	5
Sector Allocation of Portfolio Assets	6
Schedule of Investments	7
Statement of Assets and Liabilities	13
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	18
Notes to Financial Statements	21
Report of Independent Registered Public Accounting Firm	31
Expense Example	32
Notice to Shareholders	34
Trustees and Officers	35
Approval of Investment Advisory Agreement	37
Privacy Notice	41

Hood River Small-Cap Growth Fund

June 30, 2017

The Hood River Small-Cap Growth Fund performed well for the year ended June 30, 2017, with the Institutional Share Class returning 34.82% for the period compared to 24.40% for its benchmark, the Russell 2000® Growth Index.  This outperformance was primarily driven by bottom-up stock selection, with a small amount of outperformance attributable to the Fund’s sector allocations.

For the twelve months, technology was our best sector for stock-selection, contributing a little over 900 basis points to our outperformance.  Within technology a number of our holdings performed well, most notably Advanced Micro Devices, which rose as investors anticipated the launch of microchips featuring its new Zen chip architecture, which offers attractive economics to datacenter customers.  We also found winners within the optical component space, including Oclaro, Lumentum, Finisar, and Applied Optoelectronics, which each stood to benefit from an optical cycle driven by a shift to 100g technology.  Other notable winners within the technology space included Cirrus Logic and Impinj.  Beyond technology, our next best stock picking sector was industrials, in which we generated nearly 300 basis points of stock selection in companies including MasTec Inc. and Swift Transportation.  Materials also generated nearly 100 basis points of stock selection through investments in Trinseo and U.S. Concrete, which benefited from strong pricing power.  Our worst performing sector for stock selection was healthcare, which cost us just over 200 basis points of stock selection.  Our healthcare performance was hurt by our underweight in biotechnology as well as by weakness in stocks including Ligand Pharmaceuticals, AMN Healthcare, Macrogenics, Cerus Corp., and Tandem Diabetes.  Beyond stock selection, our returns benefited by a little over 100 basis points from our underweight in consumer discretionary and consumer staples stocks.

Over the past year the Fund’s absolute performance was helped by a market environment that was strong and mostly stable, with two notable exceptions.  First, the market rebounded from Brexit fears in early July of 2016 as investors came to realize such an event would be manageable.  Second, stocks made a sharp downward move in the month prior to the U.S. election in early November followed by an even sharper upward move after the Republican sweep as investors became enthused by the prospect of tax cuts, regulatory reform and a generally pro-growth agenda.  The lack of progress on this agenda through the first six months of 2017 did little to derail the ongoing market rally.  As we write this letter in July of 2017, it appears the U.S. economy is continuing the modest growth it has seen in recent years, which may serve to offset the prospect of a rising rate environment.

The strategy of the Hood River Small-Cap Growth Fund has remained constant since its inception: we buy quality small-cap growth companies, trading at good valuations, where we have a well-founded belief that the company will perform better fundamentally than other investors expect.  We call this difference between our expectations and the market’s an “information gap.”  We spend most of our days conducting original fundamental research to identify information gaps, and this research may entail talking to some combination of a company’s management, customers, competitors and suppliers.  This research has driven our returns for the past year, as well as the rest of our history,

Hood River Small-Cap Growth Fund

and we are as committed as ever to continuing our history of doing excellent research, and if anything, boosting our research throughput.

We appreciate the support of all of our investors, and we are working hard to continue the solid research that has historically translated into strong returns in the portfolio.

The above comments reflect general views regarding the market and the economy, were current as of the date of this letter, and are subject to change at any time.

The primary benchmark is the Russell 2000® Growth Index, defined as an unmanaged, capitalization weighted index of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.  It is not possible to invest directly in an index.  Basis point (BPS) refer to a common unit of measure for interest rates and other percentages in finance.  One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote the percentage change in a financial instrument.  The relationship between percentage changes and basis points can be summarized as follows:  1% change = 100 basis points, and 0.01% = 1 basis point.

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in small-cap securities, which present a greater risk of loss than large-cap securities, and in growth companies, which can be more sensitive to the company’s earnings and more volatile than the stock market in general. The Fund may also invest in foreign securities which are subject to risks including currency fluctuations, economic and political change and differing accounting standards. The Fund may invest in derivatives and IPOs, which are highly volatile. Additional risk information may be found in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. For a complete list of holdings, see the Schedule of Investments on page 7.

Hood River Small-Cap Growth Fund
Investment Highlights

Comparison of the Change in Value of a Hypothetical $25,000 Investment
in the Hood River Small-Cap Growth Fund – Institutional Shares and
Russell 2000® Growth Index

		Annualized
Total Return Periods Ended June 30, 2017:	1 Year	5 Years	10 Years

Hood River Small-Cap Growth Fund –
Institutional Shares	34.82%	17.91%	8.79%
Investor Shares(1)	34.65%	17.82%	8.75%
Retirement Shares(2)	34.85%	17.91%	8.79%
Russell 2000® Growth Index	24.40%	13.98%	7.82%

Expense ratios: 1.34% (Investor Shares); 1.09% (Institutional Shares); 0.99% (Retirement Shares)

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-800-497-2960.

This chart illustrates the performance of a hypothetical $25,000 investment made in the Institutional Class of the Fund on June 30, 2007.  Returns reflect the reinvestment of dividends and capital gain distributions.  The performance data and expense ratios shown reflect a contractual fee waiver made by the Adviser, currently, through December 31, 2020.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance. A redemption fee of 1.00% of the total redemption amount (calculated at market value) may be imposed if shares are sold within 60 days of the purchase of such shares. This fee will apply to redemptions processed for the purpose of receiving redemption proceeds or processing an exchange between the Funds.

(1)
The inception date of the Investor Shares is July 7, 2015.  Performance shown prior to the inception of the Investor Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are lower than those of the Investor Shares.  The actual annualized performance during the period July 7, 2015 (Investor Share inception) through June 30, 2017 was 10.20%.

(2)
The inception date of the Retirement Shares is March 3, 2017.  Performance shown prior to the inception of the Retirement Shares reflects the performance of the Institutional Shares and excludes expenses that are not applicable to and are higher than those of the Retirement Shares. The actual performance during the period March 3, 2017 (Retirement Share inception) through June 30, 2017 was 8.16%.

Hood River Small-Cap Growth Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS
at June 30, 2017 (Unaudited)

Percentages represent market value as a percentage of net assets.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS
at June 30, 2017

COMMON STOCKS – 93.2%	Shares	Value

CONSUMER DISCRETIONARY – 9.3%

Auto Components – 0.6%
LCI Industries	14,057	$1,439,437

Diversified Consumer Services – 3.4%
Chegg, Inc. (a)	178,326	2,191,627
Grand Canyon Education, Inc. (a)	29,250	2,293,492
Laureate Education, Inc. (a)	211,767	3,712,276
		8,197,395

Hotels, Restaurants & Leisure – 1.6%
Red Robin Gourmet Burgers, Inc. (a)	58,094	3,790,634

Household Durables – 0.6%
iRobot Corp. (a)	15,953	1,342,285

Leisure Products – 3.1%
Brunswick Corp.	69,063	4,332,322
Malibu Boats, Inc. (a)	64,002	1,655,732
MCBC Holdings, Inc. (a)	65,428	1,279,117
		7,267,171

TOTAL CONSUMER DISCRETIONARY
(Cost $16,748,460)		22,036,922

ENERGY – 0.6%

Energy Equipment & Services – 0.6%
Patterson-UTI Energy, Inc.	72,911	1,472,073
TOTAL ENERGY (Cost $2,053,399)		1,472,073

FINANCIALS – 6.9%

Banks – 4.3%
Bank of the Ozarks	29,761	1,394,898
Webster Financial Corp.	62,202	3,248,188
Western Alliance Bancorp (a)	114,309	5,624,003
		10,267,089
Consumer Finance – 0.5%
FirstCash, Inc.	20,793	1,212,232

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2017

COMMON STOCKS – 93.2% (Continued)	Shares	Value

FINANCIALS – 6.9% (Continued)

Insurance – 2.1%
James River Group Holdings Ltd. (c)	59,967	$2,382,489
Kinsale Capital Group, Inc.	71,765	2,677,552
		5,060,041
TOTAL FINANCIALS (Cost $14,586,937)		16,539,362

HEALTH CARE – 27.1%

Biotechnology – 3.5%
Agios Pharmaceuticals, Inc. (a)	18,608	957,382
Ligand Pharmaceuticals, Inc. (a)	25,301	3,071,541
MacroGenics, Inc. (a)	90,136	1,578,281
Prothena Corp. PLC (a)(c)	30,339	1,641,947
Ultragenyx Pharmaceutical, Inc. (a)	17,584	1,092,142
		8,341,293

Health Care Equipment & Supplies – 5.3%
Hill-Rom Holdings, Inc.	44,243	3,522,185
Integra LifeSciences Holdings Corp. (a)	106,757	5,819,324
NuVasive, Inc. (a)	44,056	3,388,788
		12,730,297

Health Care Providers & Services – 12.0%
AMN Healthcare Services, Inc. (a)	68,158	2,661,570
BioTelemetry, Inc. (a)	124,759	4,173,188
LHC Group, Inc. (a)	40,394	2,742,349
Magellan Health, Inc. (a)	54,771	3,992,806
Teladoc, Inc. (a)	109,081	3,785,111
Tivity Health, Inc. (a)	178,331	7,106,490
WellCare Health Plans, Inc. (a)	22,957	4,122,159
		28,583,673

Health Care Technology – 1.5%
Tabula Rasa HealthCare, Inc. (a)	129,152	1,943,738
Vocera Communications, Inc. (a)	56,651	1,496,719
		3,440,457

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2017

COMMON STOCKS – 93.2% (Continued)	Shares	Value

HEALTH CARE – 27.1% (Continued)

Life Sciences Tools & Services – 4.8%
Charles River Laboratories International, Inc. (a)	41,229	$4,170,313
PRA Health Sciences, Inc. (a)	96,972	7,273,870
		11,444,183
TOTAL HEALTH CARE
(Cost $52,631,652)		64,539,903

INDUSTRIALS – 17.6%

Aerospace & Defense – 0.8%
Hexcel Corp.	35,839	1,891,941

Building Products – 0.9%
Patrick Industries, Inc. (a)	12,103	881,704
PGT Innovations, Inc. (a)	93,755	1,200,064
		2,081,768
Commercial Services & Supplies – 0.1%
Viad Corp.	5,694	269,041

Construction & Engineering – 4.7%
MasTec, Inc. (a)	171,969	7,764,400
Quanta Services, Inc. (a)	105,216	3,463,711
		11,228,111
Electrical Equipment – 1.4%
Energous Corp. (a)	208,604	3,391,901

Machinery – 1.3%
Harsco Corp. (a)	197,101	3,173,326

Professional Services – 1.3%
On Assignment, Inc. (a)	56,245	3,045,667

Road & Rail – 4.4%
Knight Transportation, Inc.	65,088	2,411,511
Old Dominion Freight Line, Inc.	44,564	4,244,275
Swift Transportation Co. (a)	143,986	3,815,629
		10,471,415

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2017

COMMON STOCKS – 93.2% (Continued)	Shares	Value

INDUSTRIALS – 17.6% (Continued)

Trading Companies & Distributors – 2.0%
Beacon Roofing Supply, Inc. (a)	62,015	$3,038,735
DXP Enterprises, Inc. (a)	47,476	1,637,922
		4,676,657
Transportation Infrastructure – 0.7%
Macquarie Infrastructure Corp.	20,620	1,616,608
TOTAL INDUSTRIALS
(Cost $34,347,484)		41,846,435

INFORMATION TECHNOLOGY – 26.8%

Communications Equipment – 5.7%
Finisar Corp. (a)	131,678	3,420,995
Infinera Corp. (a)	162,579	1,734,718
Lumentum Holdings, Inc. (a)	44,437	2,535,131
Radware Ltd. (a)(c)	69,072	1,211,523
ViaSat, Inc. (a)	68,857	4,558,333
		13,460,700

Electronic Equipment, Instruments & Components – 3.6%
Airgain, Inc. (a)	64,966	921,218
Coherent, Inc. (a)	28,884	6,498,611
Orbotech Ltd. (a)(c)	35,932	1,172,102
		8,591,931

Internet Software & Services – 4.6%
Carbonite, Inc. (a)	122,670	2,674,206
CoStar Group, Inc. (a)	7,608	2,005,469
Five9, Inc. (a)	66,242	1,425,528
Limelight Networks, Inc. (a)	271,167	783,672
LogMeIn, Inc.	19,664	2,054,888
TrueCar, Inc. (a)	103,244	2,057,653
		11,001,416

IT Services – 1.1%
Euronet Worldwide, Inc. (a)	31,450	2,747,786

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2017

COMMON STOCKS – 93.2% (Continued)	Shares	Value

INFORMATION TECHNOLOGY – 26.8% (Continued)

Semiconductors & Semiconductor Equipment – 9.9%
Advanced Micro Devices, Inc. (a)	283,196	$3,534,286
Axcelis Technologies, Inc. (a)	127,341	2,667,794
AXT, Inc. (a)	157,994	1,003,262
FormFactor, Inc. (a)	192,186	2,383,106
Impinj, Inc. (a)	115,765	5,631,967
Integrated Device Technology, Inc. (a)	94,748	2,443,551
MagnaChip Semiconductor Corp. (a)	245,394	2,404,861
Nanometrics, Inc. (a)	137,812	3,485,266
		23,554,093
Software – 1.9%
Bottomline Technologies de, Inc. (a)	67,889	1,744,069
Callidus Software, Inc. (a)	37,255	901,571
Digimarc Corp. (a)	47,869	1,921,940
		4,567,580
TOTAL INFORMATION TECHNOLOGY
(Cost $53,558,553)		63,923,506

MATERIALS – 3.0%

Construction Materials – 2.0%
US Concrete, Inc. (a)	60,434	4,747,091

Metals & Mining – 1.0%
Century Aluminum Co. (a)	156,318	2,435,434
TOTAL MATERIALS (Cost $5,871,292)		7,182,525

TELECOMMUNICATION SERVICES – 1.9%

Diversified Telecommunication Services – 0.9%
ORBCOMM, Inc. (a)	181,695	2,053,154

Wireless Telecommunication Services – 1.0%
Boingo Wireless, Inc. (a)	164,716	2,464,151
TOTAL TELECOMMUNICATION SERVICES
(Cost $4,043,786)		4,517,305
TOTAL COMMON STOCKS
(Cost $183,841,563)		222,058,031

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

SCHEDULE OF INVESTMENTS (Continued)
at June 30, 2017

REITS – 2.0%	Shares	Value
The GEO Group, Inc.	101,756	$3,008,925
Tier REIT, Inc.	96,224	1,778,219
TOTAL REITS
(Cost $4,592,374)		4,787,144

RIGHTS – 0.0%
Dyax Corp. – Contingent Value Rights (a)(d)(e)	26,407	0
TOTAL RIGHTS
(Cost $0)		0

SHORT-TERM INVESTMENTS – 4.0%

MONEY MARKET FUNDS – 4.0%
First American Treasury Obligations Fund –
Class Z, 0.85% (b)	9,547,871	9,547,871
TOTAL SHORT-TERM INVESTMENTS
(Cost $9,547,871)		9,547,871
TOTAL INVESTMENTS
(Cost $197,981,808) – 99.2%		236,393,046
Other Assets in Excess of Liabilities – 0.8%		1,938,730
TOTAL NET ASSETS – 100.00%		$238,331,776

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate shown represents the fund’s 7-day yield as of June 30, 2017.
(c)	U.S. traded security of a foreign issuer or corporation.
(d)	Illiquid security; a security may be considered illiquid if it lacks a readily available market. As of June 30, 2017, the value of these securities was $0 or 0.00% of total net assets.
(e)	Security valued at fair value using methods determined in good faith by or at the discretion of members of the Valuation Committee.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by Hood River Capital Management LLC.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES
at June 30, 2017

Assets:
Investments, at value (cost of $197,981,808)	$236,393,046
Receivables:
Securities sold	1,057,040
Fund shares sold	2,180,047
Dividends and interest	7,345
Prepaid expenses	39,997
Total assets	239,677,475

Liabilities:
Payables:
Securities purchased	873,414
Fund shares redeemed	179,927
Advisory fee	141,644
Administration and accounting fees	48,569
Distribution fees	1,577
Service fees	34,570
Reports to shareholders	11,111
Compliance expense	2,993
Custody fees	4,732
Trustee fees	2,370
Transfer agent fees and expenses	21,774
Other accrued expenses	23,018
Total liabilities	1,345,699

Net assets	$238,331,776

Net assets consist of:
Capital stock	$183,861,712
Accumulated net realized gain on investments	16,058,826
Net unrealized appreciation on investments	38,411,238
Net assets	$238,331,776

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF ASSETS AND LIABILITIES (Continued)
at June 30, 2017

Investor Shares:
Net assets applicable to outstanding Investor Shares	$1,400,914
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	36,832
Net asset value, offering price and redemption price per share	$38.04

Institutional Shares:
Net assets applicable to outstanding Institutional Shares	$216,146,598
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	5,661,957
Net asset value, offering price and redemption price per share	$38.18

Retirement Shares:
Net assets applicable to outstanding Retirement Shares	$20,784,264
Shares issued (Unlimited number of beneficial
interest authorized, $0.01 par value)	544,285
Net asset value, offering price and redemption price per share	$38.19

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended June 30, 2017

Investment income:
Dividends	$513,897
Interest	32,064
Total investment income	545,961

Expenses:
Advisory fees (Note 4)	1,685,720
Administration and accounting fees (Note 4)	162,414
Distribution fees (Note 5)
Distribution fees – Investor Shares	1,976
Service fees (Note 6)
Service fees – Investor Shares	388
Service fees – Institutional Shares	55,805
Transfer agent fees and expenses	70,038
Federal and state registration fees	67,029
Audit fees	19,501
Compliance expense	12,326
Legal fees	10,801
Reports to shareholders	8,197
Trustees’ fees and expenses	10,181
Custody fees	27,963
Other	10,041
Total expenses before reimbursement from Advisor	2,142,380
Expense reimbursement from Advisor (Note 4)	(241,084)
Net expenses	1,901,296
Net investment loss	(1,355,335)

Realized and unrealized gain on investments:
Net realized gain on investments	26,488,780
Net change in unrealized appreciation on investments	25,563,974
Net realized and unrealized gain on investments	52,052,754
Net increase in net assets resulting from operations	$50,697,419

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Operations:
Net investment loss	$(1,355,335)	$(510,678)
Net realized gain (loss) on investments	26,488,780	(7,303,117)
Net change in unrealized appreciation
(depreciation) on investments	25,563,974	(3,148,437)
Net increase (decrease) in net assets
resulting from operations	50,697,419	(10,962,232)

Distributions to shareholders from:
Net realized gains
Investor shares	—	(374)
Institutional shares	—	(6,796,491)
Retirement shares	—	N/A
Total distributions	—	(6,796,865)

Capital share transactions:
Proceeds from shares sold
Investor shares	1,479,131	37,225
Institutional shares	77,833,323	77,470,215
Retirement shares	20,462,706	N/A
Proceeds from shares issued to
holders in reinvestment of dividends
Investor shares	—	374
Institutional shares	—	6,283,327
Retirement shares	—	N/A
Cost of shares redeemed
Investor shares	(326,794)	(12)
Institutional shares	(45,069,023)	(29,984,212)
Retirement shares	(127,967)	N/A
Redemption fees retained
Investor shares	1,044	1
Institutional shares	4,267	15,296
Retirement shares	—	N/A
Net increase in net assets from
capital share transactions	54,256,687	53,822,214
Total increase in net assets	104,954,106	36,063,117
Net Assets:
Beginning of year	133,377,670	97,314,553
End of year	$238,331,776	$133,377,670
Accumulated net investment income (loss)	$—	$(510,678)

Note: Retirement Shares commenced on March 3, 2017.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Changes in Shares Outstanding:
Shares sold
Investor shares	44,796	1,359
Institutional shares	2,292,788	2,630,309
Retirement shares	547,651	N/A
Proceeds from shares issued to holders
in reinvestment of dividends
Investor shares	—	13
Institutional shares	—	213,937
Retirement shares	—	N/A
Shares redeemed
Investor shares	(9,335)	(1)
Institutional shares	(1,339,117)	(1,046,825)
Retirement shares	(3,366)	N/A
Net increase in shares outstanding	1,533,417	1,798,792

Note: Retirement Shares commenced on March 3, 2017.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period

Investor Shares

		July 7,
	Year	2015
	Ended	through
	June 30,	June 30,
	2017	2016*
Net Asset Value – Beginning of Period	$28.25	$33.18

Income from Investment Operations:
Net investment loss[1]	(0.36)	(0.19)
Net realized and unrealized gain (loss) on investments	10.10	(3.05)
Total from investment operations	9.74	(3.24)

Less Distributions:
Distributions from net realized gains	—	(1.69)
Total distributions	—	(1.69)

Redemption Fees	0.05	—	[2]

Net Asset Value – End of Period	$38.04	$28.25

Total Return	34.65%	(9.96	)%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$1,401	$39
Ratio of operating expenses to average net assets:
Before Reimbursements	1.48%	1.65	%+
After Reimbursements	1.33%	1.34	%+
Ratio of net investment loss to average net assets:
Before Reimbursements	(1.19)%	(0.99	)%+
After Reimbursements	(1.04)%	(0.68	)%+
Portfolio turnover rate	134%	170%[3]

*	Operations commenced for the Investor Shares on July 7, 2015.
+	Annualized
^	Not Annualized
1	The net investment loss per share was calculated using the average shares outstanding method.
2	Amount is less than $0.01.
3	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year

Institutional Shares

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2017	2016	2015	2014	2013
Net Asset Value –
Beginning of Year	$28.32	$33.43	$29.09	$23.31	$17.72

Income from
Investment Operations:
Net investment loss[1]	(0.26)	(0.13)	(0.24)	(0.22)	(0.12)
Net realized and unrealized
gain (loss) on investments	10.12	(3.29)	4.58	6.00	5.71
Total from
investment operations	9.86	(3.42)	4.34	5.78	5.59

Less Distributions:
Distributions from
net realized gains	—	(1.69)	—	—	—
Total distributions	—	(1.69)	—	—	—
Redemption Fees	— [2]	— [2]	— [2]	— [2]	— [2]

Net Asset Value –
End of Year	$38.18	$28.32	$33.43	$29.09	$23.31

Total Return	34.82%	(10.41)%	14.92%	24.80%	31.55%

Ratios and Supplemental Data:
Net assets, end of
year (thousands)	$216,147	$133,339	$97,315	$83,966	$59,893
Ratio of operating expenses
to average net assets:
Before Reimbursements	1.22%	1.40%	1.45%	1.48%	1.59%
After Reimbursements	1.08%	1.09%	1.20%	1.25%	1.25%
Ratio of net investment
loss to average net assets:
Before Reimbursements	(0.91)%	(0.75)%	(1.04)%	(1.05)%	(0.92)%
After Reimbursements	(0.77)%	(0.44)%	(0.79)%	(0.82)%	(0.58)%
Portfolio turnover rate	134%	170%	142%	115%	119%

[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period

Retirement Shares
	March 3, 2017
	through
	June 30, 2017*
Net Asset Value – Beginning of Period	$35.31

Income from Investment Operations:
Net investment loss[1]	(0.11)
Net realized and unrealized gain on investments	2.99
Total from investment operations	2.88

Less Distributions:
Distributions from net realized gains	—
Total distributions	—

Redemption Fees	—	[2]

Net Asset Value – End of Period	$38.19

Total Return	8.16	%^

Ratios and Supplemental Data:
Net assets, end of period (thousands)	$20,784
Ratio of operating expenses to average net assets:
Before Reimbursements	1.17	%+
After Reimbursements	0.99	%+
Ratio of net investment loss to average net assets:
Before Reimbursements	(1.11	)%+
After Reimbursements	(0.93	)%+
Portfolio turnover rate	134%[3]

*	Operations commenced for the Retirement Shares on March 3, 2017.
+	Annualized
^	Not Annualized
[1]	The net investment loss per share was calculated using the average shares outstanding method.
[2]	Amount is less than $0.01.
[3]	Portfolio turnover was calculated on the basis of the Fund as a whole. The rate presented represents portfolio turnover for the entire fiscal year.

The accompanying notes are an integral part of these financial statements.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS
June 30, 2017

NOTE 1 – ORGANIZATION

The Hood River Small-Cap Growth Fund (formerly, the Roxbury/Hood River Small-Cap Growth Fund) (the “Small-Cap Growth Fund” or the “Fund”) is a series of Manager Directed Portfolios (formerly, The Roxbury Funds) (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified open-end investment management company and was organized as a Delaware statutory trust on April 4, 2006. The investment objective of the Fund is long-term growth of capital.  The Fund’s Institutional Shares commenced operations on January 2, 2003. The Fund’s Investor Shares commenced operations on July 7, 2015. The Fund’s, Retirement Shares commenced operations as a new share class of the Fund on March 1, 2017. Each class of shares differs principally in its respective distribution or shareholder servicing expenses.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no federal income or excise tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions to be taken or expected to be taken on a tax return.  The tax returns for the Fund for the prior three fiscal years are open for examination.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Delaware.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all of its net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which differ from GAAP.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax treatment.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund’s shares based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Fund are typically allocated among the funds in the Trust proportionately based on allocation methods approved by the Board of Trustees (the “Board”).  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Use of Estimates:  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

E.
Redemption Fees:  Each share class of the Hood River Small-Cap Growth Fund charges a 1% redemption fee to most shareholders who redeem shares held for 60 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

F.
Reclassification of Capital Accounts: GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the most recent fiscal year end, the Fund made the following permanent tax adjustments on the Statement of Assets and Liabilities:

	Accumulated	Accumulated
	Net Investment	Net Realized	Capital
	Income	Gain	Stock
Small-Cap Growth Fund	$1,866,013	$(1,866,013)	$—

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

G.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of June 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements and had concluded that no additional disclosures are necessary.

H.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and real estate investment trusts (REITs), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the mean between the bid and asked prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies:  Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share and will be classified in Level 1 of the fair value hierarchy.

The Board delegated day-to-day valuation issues to a Valuation Committee of the Trust which, as of June 30, 2017, was comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available, or the closing price does not represent fair value, by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the fair valuation hierarchy of the Small-Cap Growth Fund’s securities as of June 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$22,036,922	$—	$—	$22,036,922
Energy	1,472,073	—	—	1,472,073
Financials	16,539,362	—	—	16,539,362
Health Care	64,539,903	—	—	64,539,903
Industrials	41,846,435	—	—	41,846,435
Information Technology	63,923,506	—	—	63,923,506
Materials	7,182,525	—	—	7,182,525
Telecommunication Services	4,517,305	—	—	4,517,305
Total Common Stocks	222,058,031	—	—	222,058,031
REITs	4,787,144	—	—	4,787,144
Rights	—	—	—	—
Short-Term Investments	9,547,871	—	—	9,547,871
Total Investments in Securities	$236,393,046	$—	$—	$236,393,046

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.  Transfers between levels are recognized at the end of the reporting period.  During the year ended June 30, 2017, the Fund recognized no transfers among levels.  There was one Level 3 security held in the Fund on June 30, 2017.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investments in Securities, at Value
Balance as of June 30, 2016	$—
Accrued discounts/premiums	—
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	—
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of June 30, 2017	$—	*

*	The beginning value at June 30, 2016 and ending value at June 30, 2017 were both $0.

The Level 3 investments as of June 30, 2017 represented 0.00% of net assets and did not warrant a disclosure of significant unobservable inputs.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended June 30, 2017, Hood River Capital Management LLC, (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor was entitled to a monthly fee at an annual rate of 1.00% for the Small-Cap Growth Fund based upon the average daily net assets of the Fund for the period July 1, 2016 through February 28, 2017. On February 6, 2017 the Board of the Trust approved the reduction of the Fund’s management fee from 1.00% to 0.90% of the average daily net assets of the Fund, to be effective March 1, 2017.  For the year ended June 30, 2017, the Small-Cap Growth Fund incurred $1,685,720 in advisory fees.  Advisory fees payable at June 30, 2017 for the Small-Cap Growth Fund were $141,644.

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that the net annual operating expenses [excluding Acquired Fund Fees and Expenses, taxes, brokerage commissions, interest and extraordinary expenses (collectively, “Excludable Expenses”)] do not exceed the following amounts of the average daily net assets for each class of shares:

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

Small-Cap Growth Fund
Investor Shares	1.34%
Institutional Shares	1.09%
Retirement Shares	0.99%

For the year ended June 30, 2017, the Advisor reduced its fees in the amount of $241,084 for the Small-Cap Growth Fund. The waivers and reimbursements will remain in effect through December 31, 2020 unless terminated sooner by mutual agreement of the Board and Hood River.

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.  U.S. Bancorp Fund Services, LLC also serves as the fund accountant and transfer agent to the Fund.  Vigilant Compliance, LLC serves as the Chief Compliance Officer to the Fund.  U.S. Bank N.A., an affiliate of U.S. Bancorp Fund Services, serves as the Fund’s custodian.  For the year ended June 30, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody and Chief Compliance Officer fees:

Administration & fund accounting	$162,414
Custody	$27,963
Transfer agency(a)	$44,682
Chief Compliance Officer	$12,326

(a) Does not include out-of-pocket expenses.

At June 30, 2017, the Fund had payables due to U.S. Bancorp Fund Services, LLC for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration & fund accounting	$48,569
Custody	$4,732
Transfer agency(a)	$14,070
Chief Compliance Officer	$2,993

(a) Does not include out-of-pocket expenses.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are employees of the Administrator and are not paid any fees by the Fund for serving in capacities.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Investor Class shares.  The expenses covered by the Plan may include costs in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended June 30, 2017, the Small-Cap Growth Fund incurred distribution expenses on its Investor Class shares of $1,976.

NOTE 6 – SHAREHOLDER SERVICING FEE

On February 6, 2017 the Board adopted a Shareholder Servicing Plan on behalf of the Fund’s Institutional Shares and Investor Shares, to be effective March 1, 2017, that allows the Advisor to make payments to financial intermediaries and other service providers for Institutional Shares and Investor Shares shareholders in return for shareholder servicing and maintenance of Institutional Shares and Investor Shares shareholder accounts.  These shareholder servicing and maintenance fees may not exceed 0.10% per year of the Fund’s average daily net assets for Institutional Shares and Investor Shares, respectively and may not be used to pay for any services in connection with the distribution and sale of Institutional Shares or Investor Shares.

Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the year ended June 30, 2017, the Fund incurred, under the Agreement, shareholder servicing fees as follows:

Investor Shares	$388
Institutional Shares	$55,805

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

NOTE 7 – SECURITIES TRANSACTIONS

For the year ended June 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Small-Cap Growth Fund	$271,366,998	$227,083,766

There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2017, the components of accumulated earnings/(losses) on a tax basis were as follows:

Small-Cap
Growth Fund
Cost of investments(a)	$198,645,430
Gross unrealized appreciation	42,077,962
Gross unrealized depreciation	(4,330,346)
Net unrealized appreciation	37,747,616
Undistributed ordinary income	3,835,130
Undistributed long-term capital gain	12,887,318
Total distributable earnings	16,722,448
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$54,470,064

(a)	The difference between the book basis and tax basis net unrealized appreciation and cost is attributable primarily to wash sales.

As of June 30, 2017, the Small-Cap Growth Fund had no long-term tax basis capital losses to offset future capital gains.

The tax character of distributions paid during 2017 and 2016 was as follows:

	Year Ended	Year Ended
	June 30, 2017	June 30, 2016
Small-Cap Growth Fund
Ordinary income	$—	$—
Long-term capital gains	$—	$6,796,865

NOTE 9 – PRINCIPAL RISKS

The following is a list of certain risks that may apply to your investment in the Fund. Further information about investment risks is available in the Fund’s Statement of Additional Information.

Market Risk:  The risk that the market value of a security may go up or down in response to many factors including the historical and prospective earnings of the issuer,

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Price changes may be temporary or last for extended periods.

Small Company Risk: Companies in which the Fund invests may be more vulnerable than larger companies to adverse business or economic developments. Small-cap companies may also have limited product lines, markets, or financial resources, may be dependent on relatively small or inexperienced management groups, and may operate in industries characterized by rapid technological obsolescence. Securities of such companies may be less liquid, more volatile and more difficult to value than securities of larger companies and therefore may involve greater risk than investing in large companies.

Growth Investing Risk: An investment in a growth-oriented fund may be more volatile than the rest of the U.S. market as a whole. If the investment adviser’s assessment of a company’s prospects for earnings growth or how other investors will value the company’s earnings growth is incorrect, the stock may fail to reach the value that the adviser has placed on it. Growth stock prices tend to fluctuate more dramatically than the overall stock market.

Foreign Security Risk: Foreign investments involve risks relating to political, economic, regulatory, or social instability, military action or unrest, or diplomatic developments and may be affected by actions of foreign governments adverse to the interest of U.S. investors.

IPO Risk: The Fund may purchase securities of companies engaged in initial public offerings (“IPOs”). The price of securities purchased in IPOs can be very volatile. The Fund’s investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines. The effect of IPO investments on a Fund’s performance depends on a variety of factors, including the number of IPOs the Fund invests in relative to the size of the Fund, and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Fund. As the Fund’s asset grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Liquidity Risk: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like. While the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volumes than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some

Hood River Small-Cap Growth Fund

NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2017

difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Mutual Fund and ETF Trading Risk: The Fund may invest in other mutual funds that are either open-end or closed-end investment companies as well as Exchange Traded Funds (“ETFs”).  ETFs are investment companies that are bought and sold on a national securities exchange.  Unlike mutual funds, ETFs do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of the underlying portfolios.  Additionally, because ETFs trade like stocks on exchanges, they are subject to trading and commission costs unlike mutual funds.  Also, both mutual funds and ETFs have management fees that are part of its costs, and the Fund will indirectly bear their proportionate share of the costs.

NOTE 10 – COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss to be remote.

Hood River Small-Cap Growth Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
Manager Directed Portfolios
and the Shareholders of
Hood River Small-Cap Growth Fund

We have audited the accompanying statement of assets and liabilities of Hood River Small-Cap Growth Fund, a series of shares of beneficial interest in Manager Directed Portfolios, (the “Fund”) including the schedule of investments, as of June 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and period presented in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2017 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hood River Small-Cap Growth Fund as of June 30, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years and period presented in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
August 25, 2017

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE
June 30, 2017 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) and redemption fees, if applicable; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from January 1, 2017 to June 30, 2017 for the Investor and Institutional Shares, and from March 3, 2017 (inception) to June 30, 2017 for the Retirement Shares.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hood River Small-Cap Growth Fund

EXPENSE EXAMPLE (Continued)
June 30, 2017 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	1/1/2017	6/30/2017	1/1/2017 – 6/30/2017

Actual
Investor Shares	$1,000.00	$1,139.60	$7.06
Institutional Shares	$1,000.00	$1,140.70	$5.73

Hypothetical (5% return
before expenses)
Investor Shares	$1,000.00	$1,018.20	$6.66
Institutional Shares	$1,000.00	$1,019.44	$5.41

(1)
Expenses are equal to the Investor and Institutional Shares’ annualized expense ratios of 1.33% and 1.08%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the period).

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	3/3/2017	6/30/2017	3/3/2017 – 6/30/2017

Actual
Retirement Shares	$1,000.00	$1,081.60	$3.36

Hypothetical (5% return
before expenses)
Retirement Shares	$1,000.00	$1,019.89	$4.96

(1)	Expenses are equal to the Retirement Shares’ annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 119/365 (to reflect the period).

Hood River Small-Cap Growth Fund

NOTICE TO SHAREHOLDERS
at June 30, 2017 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-497-2960 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the most recent 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available no later than August 31 without charge, upon request, by 1-800-497-2960.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available, upon request, by calling 1-800-497-2960.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-497-2960 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

Number of
			Funds	Other
	Position(s) Held		in Fund	Directorships
Name	with the Trust		Complex	Held by
(Year of Birth)	and Length of	Principal Occupation(s)	Overseen by	Trustee During
and Address(1)	Time Served(3)	During Past Five Years	Trustee	Past Five Years

INTERESTED TRUSTEE

James R.	Trustee since	President and CEO,	2	None
Schoenike(2)	July 2016	Board of Managers,
(Born 1959)		Quasar Distributors, LLC,
since 2000

INDEPENDENT TRUSTEES

Gaylord B. Lyman	Trustee and Audit	Senior Portfolio Manager,	2	None
(Born 1962)	Committee	Affinity Investment Advisors,
	Chairman, since	LLC, since 2017; Managing
	April 2015	Director of Kohala Capital
Partners, LLC, (2011 – 2016);
Vice President, Becker Capital
Management, Inc. (1997 – 2011)

Scott Craven Jones	Trustee since	Managing Director, Carne Global	2	Director,
(Born 1962)	July 2016 and	Financial Services (US) LLC,		Guestlogix Inc.
	Lead Independent	since 2013; Adviser, Wanzenburg		(a provider of
	Trustee since	Partners (2012 – 2013); Chief		ancillary-focused
	May 2017	Operating Officer and Chief		technology to the
		Financial Officer, Aurora		travel industry)
		Investment Management		(2015-2016)
(2010 – 2012)

Lawrence T.	Trustee since	Senior Vice President and Chief	2	None
Greenberg	July 2016	Legal Officer, The Motley Fool
(Born 1963)		Holdings, Inc., since 1996;
General Counsel, Motley Fool
Asset Management, LLC,
since 2008; Manager, Motley
Fool Wealth Management, LLC,
since 2013; Adjunct Professor,
Washington College of Law,
American University, since 2006

(1)	The address of each Trustee as it relates to the Trust’s business is c/o U.S. Bancorp Fund Services LLC, 615 East Michigan Street, Milwaukee, WI 53202.
(2)	Mr. Schoenike is an Interested Trustee by virtue of his position as President of Quasar Distributors, LLC, the Fund’s distributor.
(3)	Each Trustee serves during the continued lifetime of the Trust until he dies, resigns, is declared bankrupt or incompetent by a court of competent jurisdiction, or is removed

Hood River Small-Cap Growth Fund

TRUSTEES AND OFFICERS (Continued)
(Unaudited)

Name	Position(s) Held with
(Year of Birth)	the Trust and Length
and Address	of Time Served(3)	Principal Occupation(s) During Past Five Years

Douglas J. Neilson(1)	President and Principal	Vice President, Compliance and Administration,
(Born 1975)	Executive Officer,	USBFS, since 2001
since July 1, 2016

Matthew J. McVoy(1)	Treasurer and Principal	Assistant Vice President, Compliance and
(Born 1980)	Financial Officer,	Administration, USBFS, since 2005
since July 1, 2016

Nathan R. Bentley, CPA(1)	Assistant Treasurer,	Officer, Compliance and Administration, USBFS,
(Born 1983)	since July 1, 2016	since 2012; Master of Science, Accounting Graduate,
University of Wisconsin-Milwaukee (2010 – 2012)

Gerard Scarpati(2)	Chief Compliance	Compliance Director, Vigilant Compliance, LLC,
(Born 1955)	Officer and	since 2010
Anti-Money Laundering
Compliance Officer,
since July 1, 2016

Rachel A. Spearo(1)	Secretary,	Vice President, Compliance and Administration,
(Born 1979)	since October 31, 2016	USBFS, since 2004

(1)	The mailing address of this officer is: 615 East Michigan Street, Milwaukee, Wisconsin 53202.
(2)	The mailing address of this officer is: 223 Wilmington West Chester Pike, Suite 216, Chadds Ford, Pennsylvania 19317.
(3)	Each officer is elected annually and serves until his or her successor has been duly elected and qualified.

  The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-800-497-2960.

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
(Unaudited)

The Board of Trustees (the “Board”) of Manager Directed Portfolios (the “Trust”) met on February 6, 2017 to consider the renewal of the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Hood River Small-Cap Growth Fund (the “Fund”), a series of the Trust, and the Fund’s investment adviser, Hood River Capital Management LLC (“Hood River”).  Prior to the meeting on February 6, 2017, the Board requested and received materials to assist them in considering the approval of the Advisory Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Board’s fiduciary obligations and the factors the Board should consider in considering the renewal of the Advisory Agreement, detailed comparative information relating to the performance of the Fund, as well as the management fee and other expenses of the Fund, due diligence materials relating to Hood River, including Hood River’s Form ADV, and other pertinent information.  Based on their evaluation of the information provided by Hood River, the Trustees (including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation Advisory Agreement for an additional one-year term.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the Advisory Agreement.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by Hood River to the Fund and the amount of time devoted to the Fund’s affairs by Hood River’s staff.  The Trustees considered Hood River’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of Robert Marvin, Brian Smoluch and David Swank, the Fund’s portfolio managers, and other key personnel at Hood River involved in the day-to-day activities of the Fund.  The Trustees reviewed the information provided by Hood River in a due diligence questionnaire, including Hood River’s experience as a small-cap growth manager, the structure of Hood River’s compliance program and discussed Hood River’s marketing activity and its continuing commitment to the Fund.  The Trustees noted that during the course of the prior year they had met with Hood River in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the brokerage practices of Hood River.  The Trustees considered the service level agreement between Mar Vista Investment Partners, LLC (“Mar Vista”) and Hood River and the trading, compliance and administrative services provided by Mar Vista under that agreement.  The Trustees discussed in detail Hood River’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of Hood River’s compliance program.  The Trustees concluded that Hood River had sufficient quality and depth of personnel, resources, investment methods and compliance

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund, as well as Hood River’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the three-month, one-year, annualized three-year, annualized five-year and annualized ten-year periods ended December 31, 2016.  In assessing the quality of the portfolio management services delivered by Hood River, the Trustees also compared the short-term and longer-term performance of the Fund on both an absolute basis and in comparison to the Fund’s benchmark index, the Russell 2000® Growth Index, and in comparison to a peer group of U.S. open-end small growth funds as constructed by data presented by Morningstar Direct (the “Morningstar Peer Group”).  The Trustees also reviewed information on the historical performance of a composite of other separately-managed equity only accounts of Hood River that are similar to the Fund in terms of investment strategy.

The Trustees noted the Institutional Shares of the Fund’s performance for each of the one-year, annualized three-year, annualized five-year and annualized ten-year periods ended December 31, 2016 was above the Morningstar Peer Group median and average.  The Trustees also reviewed the Fund’s performance for the quarter, one-year, three-year, five-year and since inception periods ended September 30, 2016, noting the Institutional Shares of the Fund outperformed the Russell 2000 Growth Index for all periods.  The Trustees reviewed the Fund’s performance relative to Hood River’s composite of other separately-managed accounts managed with investment strategies substantially similar to the Fund, and noted the performance of the Fund was in line with the performance of the separately managed accounts.

After considering all of the information, the Trustees concluded that the performance obtained by Hood River for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from Hood River’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY HOOD RIVER

The Trustees considered the cost of services and the structure of Hood River’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selections.  The Trustees considered the cost structure of the Fund relative to the Morningstar Peer Group, as well as the fee waivers and expense reimbursements previously provided by Hood River.

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

The Trustees also considered the overall profitability of Hood River, reviewing Hood River’s financial information and noted that Hood River has subsidized the Fund’s operations since the Fund’s inception, and was not permitted to recoup such expenses.  The Trustees also examined the level of profits that could be expected to accrue to Hood River from the fees payable under the Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by Hood River.  These considerations were based on materials requested by the Trustees and the Fund’s administrator specifically for the February 6, 2017 meeting at which the Advisory Agreement was formally considered, as well as the presentations made by Hood River over the course of the year.

The Trustees noted that the Fund’s proposed contractual management fee of 0.90% fell in the second quartile and ranked below the Morningstar Peer Group average of 0.93%, which fell in the third quartile.  The Trustees observed that the Fund’s total expense ratio of 0.99% for Retirement Shares fell within the first quartile, and the Fund’s total expense ratio of 1.09% for Institutional Shares feel within the second quartile, each below the average of 1.21% for the Morningstar Peer Group, which fell within the third quartile.  The Trustees noted the Fund’s total expense ratio of 1.34% for Investor Shares also fell within the third quartile, above the Morningstar Peer Group average.  The Trustees also compared the fees paid by the Fund to the fees paid by Hood River’s separately-managed accounts, noting Hood River’s discussion of additional services provided to the Fund that are not provided to separately-managed accounts due to the Fund’s additional regulatory and operational requirements.

The Trustees concluded that the Fund’s expenses and the management fees paid to Hood River were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees reviewed a profitability analysis prepared by Hood River and concluded that Hood River’s level of profitability from its relationship with the Fund was reasonable.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees also considered the fee waivers and expense reimbursements by Hood River with respect to the Fund.  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but noted Hood River’s commitment to reevaluate the feasibility of incorporating breakpoints in the future.  In addition, the Trustees noted that Hood River had lowered its advisory fee.  With respect to Hood River’s fee structure and expense waivers, the Trustees concluded that the current fee structure was reasonable and reflects a sharing of economies of scale between Hood River and the Fund at the Fund’s current asset level.

Hood River Small-Cap Growth Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Continued)
(Unaudited)

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by Hood River from its association with the Fund.  The Trustees examined the brokerage practices and commissions of Hood River with respect to the Fund.  The Trustees concluded that the benefits Hood River may receive, such as soft dollar research, appear to be reasonable and may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Advisory Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the continuation of the Advisory Agreement for an additional term ending March 1, 2018 as being in the best interests of the Fund and its shareholders.

Hood River Small-Cap Growth Fund

PRIVACY NOTICE

FACTS	WHAT DOES THE HOOD RIVER SMALL-CAP GROWTH FUND (“THE FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depends on the product or service you have with us. This information can include:
• Social Security number
• account balances
• account transactions
• transaction history
• wire transfer instructions
• checking account information
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

	Does the	Can you limit
Reasons we can share your personal information	Fund share?	this sharing?
For our everyday business purposes – such as to process your	Yes	No
transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.
For our marketing purposes –	Yes	No
to offer our products and services to you
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes –	Yes	No
information about your transactions and experiences
For our affiliates’ everyday business purposes –	No	We do not share
information about your creditworthiness
For our affiliates to market to you – The Fund may share	Yes	Yes
information with our affiliates about shareholders or shareholder accounts in order to make shareholders aware of services and products which the Fund thinks may be of interest or value to them
For nonaffiliates to market to you	No	We do not share

To Limit the	To limit our sharing, please notify us in the following way:
Fund’s Sharing	• Contact the Fund by calling our toll-free phone number 1-800-497-2960.

Your choice to limit the personal information the Fund shares with its affiliates will apply until you request a change.  If you are a new customer, we can begin sharing your information with our affiliates for marketing purposes 30 days from the date we sent this notice.  When you are no longer a customer, we continue to share your information as described in this notice.

Questions?	If you have any questions or concerns regarding this notice or the Fund’s privacy policies, please contact us at 800-497-2960.

Hood River Small-Cap Growth Fund

PRIVACY NOTICE (Continued)

State Disclosures – In addition to the rights described below and in this notice, you may have other rights under state laws.  We will comply with the applicable state laws with respect to our information practices.

California and Vermont have other protections under state law.  If your primary mailing address is in California or Vermont, we will not share your financial information that we collect except as permitted by law, including, for example, with your consent or to service your account.  We will also not use your information for joint marketing purposes.  We do not share customer information with third parties except as permitted by law.

Who we are
Who is providing	The Fund is an open-end management investment company registered under the
this notice?	Investment Company Act of 1940.
What we do
How does the Fund	To protect your personal information from unauthorized access and use, we use
protect my personal	security measures that comply with federal law. These measures include computer
information?	safeguards and secured files and buildings.

How does the Fund	We collect your personal information, for example, when you
collect my personal	• open an account
information?	• provide account information
• give us your contact information
• make a wire transfer
• tell us where to send the money
We collect your personal information from others, such as credit bureaus, affiliates or other companies.

Why can’t I limit	Federal law gives you the right to limit only
all sharing?	• sharing for affiliates’ everyday business purposes – information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund’s affiliates are Hood River Capital Management LLC, investment advisor to the Hood River Small-Cap Growth Fund.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• The Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• The Fund does not jointly market.

(This Page Intentionally Left Blank.)

Investment Advisor
Hood River Capital Management LLC
1 SW Columbia Street, Suite 630
Portland, OR  97258

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(800) 497-2960

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
BBD, LLP
1835 Market Street, 26th Floor
Philadelphia, PA  19103

Legal Counsel
Godfrey & Kahn S.C.
833 East Michigan Street, Suite 1800
Milwaukee, WI  53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Experts.

The registrant’s Board of Trustees has determined that there are at least two audit committee financial experts serving on its audit committee.  Messrs. Gaylord B. Lyman and Scott C. Jones  are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2017	FYE 6/30/2016
Audit Fees	$17,500	$17,500
Audit-Related Fees	N/A	N/A
Tax Fees	$1,500	$1,500
All Other Fees	N/A	N/A

Pursuant to its charter, the Trust’s Audit Committee must review and approve in advance the engagement of the independent accountants, including each audit and non-audit service permitted by appropriate rules or regulations provided to the Trust and each non-audit service provided to the Trust’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Trust relating to the operations and financial reporting of the Trust. The Committee may delegate the authority to grant such pre-approval to one or more Committee members who are independent Trustees within the meaning of Section 10A(i) of the Securities Exchange Act of 1934, as amended, provided that the decision of such member(s) is presented to the full Committee at its next scheduled meeting. The Committee may approve each audit and non-audit service on a case-by-case basis, and/or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Committee is informed of each service in a timely manner and the policies and procedures do not include delegation of the Committee’s responsibilities under the Securities Exchange Act of 1934 to management. The foregoing pre-approval requirement with respect to the provision of non-audit services to the Trust may be waived if (i) the aggregate amount of all such non-audit services provided to the Trust constitutes not more than 5 percent of the total amount of revenues paid by the Trust to its independent accountants during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2017	FYE 6/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 6/30/2017	FYE 6/30/2016
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject to the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Manager Directed Portfolios

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President

Date   9/5/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Douglas J. Neilson
Douglas J. Neilson, President

Date   9/5/2017

By (Signature and Title)*    /s/Matthew J. McVoy
Matthew J. McVoy, Treasurer

Date   9/5/2017

* Print the name and title of each signing officer under his or her signature.